US-DOCS\174107917.9 LIMITED WAIVER AGREEMENT This LIMITED WAIVER AGREEMENT (this “Agreement”), dated as of July 31, 2026, is by and among HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership (the “Borrower”), the Guarantors party hereto (solely for purposes of Section 5.5 hereof), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). WITNESSETH: WHEREAS, the Borrower, each of the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, and certain other financial institutions have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 21, 2021 (as amended by that certain First Modification Agreement, dated as of September 15, 2022, that certain Second Modification Agreement, dated as of December 22, 2023, that certain Third Modification Agreement, dated as of May 3, 2024, that certain Fourth Modification Agreement, dated as of January 29, 2025, that certain Fifth Modification Agreement, dated as of September 10, 2025, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; each defined term used herein and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; WHEREAS, certain Subsidiaries of the Borrower may fail or have failed to make payments when due (the “Specified Loan Payment Defaults”) and payable under the Nonrecourse Indebtedness described on Schedule A attached hereto (each such item of Indebtedness, a “Specified Loan” and, collectively, the “Specified Loans”); and WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (to the extent required under the terms of the Credit Agreement) (i) waive classification of the Specified Loans as Material Indebtedness solely for purposes of Section 11.1(d) of the Credit Agreement, and (ii) waive any Default or Event of Default that may have or has occurred under Section 11.1(d) of the Credit Agreement as a result of the Specified Loan Payment Defaults. NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Administrative Agent and Lenders constituting Requisite Lenders do hereby agree as follows: 1. LIMITED WAIVER AND AGREEMENT. 1.1 Subject to the terms and conditions set forth herein, in accordance with Section 13.7 of the Credit Agreement, as of the date hereof, the Administrative Agent and the Lenders constituting Requisite Lenders hereby, (a) consent and agree that, if and for so long as a Specified Loan remains Nonrecourse Indebtedness, notwithstanding anything to the contrary in Section 11.1(d) of the Credit Agreement, such Specified Loan will be deemed not to constitute (nor contribute to the aggregate calculation of) Material Indebtedness solely for purposes of Section 11.1(d) of the Credit Agreement (this clause (a), the “Material Indebtedness Accommodation”), and (b) waive any Default or Event of Default that may have or has occurred on or prior to the date hereof pursuant to Section 11.1(d) of the Credit Agreement solely as a result of any Specified Loan Payment Default (any such Default or Event of Default, a “Specified Event of Default”) (this clause (b), the “Waiver”). Exhibit 10.1 EXECUTION VERSION

-2- US-DOCS\174107917.9 1.2 Notwithstanding anything to the contrary herein or in any other Loan Document, if at any time any Specified Loan becomes Recourse Indebtedness of the Borrower, any Subsidiary or any other Loan Party, the Material Indebtedness Accommodation shall be immediately and automatically revoked in respect of such Specified Loan; provided that any such revocation shall not affect the Material Indebtedness Accommodation or the Waiver, in each case, with respect to any period before such Specified Loan became Recourse Indebtedness nor affect the Material Indebtedness Accommodation or the Waiver with respect to any other Specified Loan. 1.3 Each of the Material Indebtedness Accommodation and the Waiver is a limited, one-time agreement and waiver and (w) shall only be relied upon and used for the specific purpose set forth herein, (x) shall not constitute nor be deemed to constitute a waiver of any Default or Event of Default (other than, in the case of the Waiver, any Specified Event of Default), (y) shall not constitute nor be deemed to constitute a consent by the Administrative Agent or any Lender to anything other than as expressly set forth in this Section 1, and (z) shall not constitute a course of dealing among the parties hereto or obligate the Administrative Agent or any Lender to agree to any other waiver of, or departure from, any of the terms of the Loan Documents in the future. 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows as of the date hereof: 2.1 The Agreement. This Agreement has been duly and validly executed by an authorized officer of the Borrower and is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. 2.2 Credit Agreement. The Credit Agreement and the other Loan Documents remain in full force and effect and remain the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Borrower hereby ratifies and confirms the Credit Agreement and the other Loan Documents. 2.3 No Default. Immediately after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement. 2.4 Credit Agreement Representations and Warranties. After giving effect to this Agreement, all representations and warranties of the Borrower contained in the Credit Agreement or in any other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof (as though made on and as of the date hereof), except to the extent that such representations and warranties expressly relate to an earlier specified date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual Exhibit 10.1

-3- US-DOCS\174107917.9 circumstances specifically and expressly permitted under the Credit Agreement or waived or consented to by the applicable Lenders in writing in accordance with the provisions of Section 13.7 of the Credit Agreement. 3. REAFFIRMATION. The Borrower hereby acknowledges and agrees that, except as expressly provided in this Agreement, the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of the Borrower under the Credit Agreement or under any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations incurred under the Loan Documents, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects. 4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. This Agreement will become effective on the first date on which the Administrative Agent shall have received counterparts of this Agreement executed and delivered by a duly authorized officer of the Borrower, the other Loan Parties, the Administrative Agent and Requisite Lenders. 5. MISCELLANEOUS. 5.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. 5.2 Severability. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from this Agreement or the other Loan Documents, as applicable, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of this Agreement or the other Loan Documents, as applicable. 5.3 Counterparts. To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execution,” “signed,” “signature,” and words of like import in or related to this Agreement or any other document to be signed in connection herewith or the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures from any Person in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to Exhibit 10.1

-4- US-DOCS\174107917.9 procedures approved by it. Each of the parties hereto hereby (i) agrees that, for all purposes, electronic images of this Agreement (including, in each case, signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the signatures thereto. 5.4 Reference to and Effect on the Credit Agreement; No Novation. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, and each reference to the “Credit Agreement” or words of like import in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Agreement. This Agreement is a Loan Document for all purposes. This Agreement modifies the Credit Agreement and is not in satisfaction or novation of the Obligations under the Credit Agreement. No novation of any Obligations outstanding under the Credit Agreement is intended, nor shall any such novation be deemed to have occurred, on account of the execution and delivery of this Agreement or otherwise. 5.5 Waiver of Claims. To the maximum extent permitted by law, the Borrower and each other Loan Party that is a party hereto hereby release, acquit and forever discharge the Administrative Agent and each of the Lenders, their respective Affiliates, and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former, from any and all claims and defenses, known or unknown as of the date hereof, solely to the extent arising from the Credit Agreement, the other Loan Documents and the transactions contemplated thereby. 5.6 Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. [Signature pages follow] Exhibit 10.1

Exhibit 10.1 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written. BORROWER: HUDSON PACIFIC PROPERTIES, L.P., a Maryland limited partnership By: Hudson Pacific Properties, Inc. a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 GUARANTORS: HUDSON PACIFIC PROPERTIES, INC., a Maryland corporation By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 HUDSON TECHMART COMMERCE CENTER, LLC HUDSON PALO ALTO SQUARE, LLC HUDSON 10900 WASHINGTON, LLC HUDSON 333 TWIN DOLPHIN PLAZA, LLC HUDSON 555 TWIN DOLPHIN PLAZA, LLC HUDSON FIRST & KING, LLC HOWARD STREET ASSOCIATES, LLC HUDSON 901 MARKET, LLC HUDSON CLOCKTOWER SQUARE, LLC HUDSON CONCOURSE, LLC HUDSON 4TH & TRACTION, LLC HUDSON GATEWAY PLACE, LLC HUDSON METRO CENTER, LLC HUDSON METRO PLAZA, LLC HUDSON PACE MILL CENTER, LLC HUDSON SHOREBREEZE, LLC HUDSON SKYPORT PLAZA, LLC HUDSON TOWERS AT SHORE CENTER, LLC HUDSON PAGE MILL HILL, LLC HUDSON MET PARK NORTH, LLC HUDSON 10950 WASHINGTON, LLC HUDSON MERRILL PLACE, LLC Q LEASECO, LLC SUNSET Q HOLDINGS, LLC SUNSET QUIXOTE HOLDINGS, LLC By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 HUDSON 1455 MARKET STREET, LLC By: Hudson 1455 Market, L.P., a Delaware limited partnership, its sole member By: Hudson 1455 GP, LLC, a Delaware limited liability company, its general partner By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 HUDSON RINCON CENTER, LLC By: Hudson Rincon Center Commercial LLC, a Delaware limited partnership, its sole member By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer QUIXOTE STUDIOS LLC By: Sunset Quixote Holdings, LLC, a Delaware limited liability company, its sole member By: Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member By: Hudson Pacific Properties, Inc., a Maryland corporation, its general partner By: /s/ Mark T. Lammas Name: Mark T. Lammas Title: President and Treasurer Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender By: /s/ Cristina Lesch Name: Cristina Lesch Title: Executive Director Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 SIGNATURE PAGE TO LIMITED WAIVER AGREEMENT, AMONG HUDSON PACIFIC PROPERTIES, L.P., THE GUARANTORS PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Bank of America, N.A., as a Lender By: /s/ Helen Chan Name: Helen Chan Title: Vice President [If second signature block is necessary] By: Name: Title: Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 SIGNATURE PAGE TO LIMITED WAIVER AGREEMENT, AMONG HUDSON PACIFIC PROPERTIES, L.P., THE GUARANTORS PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Name of Institution: KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Dickey Name: Thomas Dickey Title: Vice President Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 Morgan Stanley Senior Funding, Inc., as a Lender By: /s/ Greyell Merlo Name: Greyell Merlo Title: Vice President Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 SIGNATURE PAGE TO LIMITED WAIVER AGREEMENT, AMONG HUDSON PACIFIC PROPERTIES, L.P., THE GUARANTORS PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Name of Institution: BARCLAYS BANK PLC, as a Lender By: /s/ Ritam Bhalla Name: Ritam Bhalla Title: Authorized Signatory Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 SIGNATURE PAGE TO LIMITED WAIVER AGREEMENT, AMONG HUDSON PACIFIC PROPERTIES, L.P., THE GUARANTORS PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Name of Institution: Regions Bank as a Lender By: /s/ Katie Gifford Name: Katie Gifford Title: Vice President [If second signature block is necessary] By: Name: Title: Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 SIGNATURE PAGE TO LIMITED WAIVER AGREEMENT, ANONG HUDSON PACIFIC PROPERTIES, L.P.M THE GUARANTORS PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Name of Institution: Goldman Sachs Bank USA, as a Lender By: /s/ Elizabeth Tosin Name: Elizabeth Tosin Title: Authorized Signatory Signature Page to Limited Waiver Agreement (HPP)

Exhibit 10.1 ROYAL BANK OF CANADA, as a Lender By: /s/ Brian Gross Name: Brian Gross Title: Authorized Signatory Signature Page to Limited Waiver Agreement (HPP)

US-DOCS\174107917.9 SCHEDULE A SPECIFIED LOANS 1. All Indebtedness under that certain Loan Agreement, dated as of October 7, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and between HUDSON 1099 STEWART STREET, LLC, as Borrower, and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender, in the original principal amount of $101,000,000.00, which is initially expected to mature on November 6, 2028, together with all notes, mortgages, deeds of trust, security instruments, guaranties, indemnities, cash management documents and other documents evidencing, governing or securing such Indebtedness, and all amendments, restatements, supplements, modifications, waivers, consents, deferrals, standstill agreements, forbearance agreements, extensions, renewals, replacements and other agreements or accommodations with respect thereto, whether entered into before, on or after the date hereof, in each case to the extent relating to such Indebtedness and the documents evidencing, governing or securing such Indebtedness. 2. All Indebtedness under that certain Loan Agreement, dated as of August 9, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among HUDSON 6040 SUNSET, LLC, SUNSET STUDIOS HOLDINGS, LLC, SUNSET BRONSON ENTERTAINMENT PROPERTIES, LLC, SUNSET GOWER ENTERTAINMENT PROPERTIES, LLC and SUNSET LAS PALMAS ENTERTAINMENT PROPERTIES, LLC, collectively, as Borrower, SUNSET BRONSON SERVICES, LLC, SUNSET GOWER SERVICES, LLC, SUNSET LAS PALMAS SERVICES, LLC and SERVICES HOLDINGS LLC, collectively, as TRS Party, and BARCLAYS CAPITAL REAL ESTATE INC., BANK OF AMERICA, N.A., WELLS FARGO BANK, NATIONAL ASSOCIATION and SOCIETE GENERALE FINANCIAL CORPORATION, collectively, as Lender, as amended by that certain First Amendment to Loan Agreement and Other Loan Documents, dated as of August 24, 2021, in the original principal amount of $1,100,000,000.00, which is expected to mature in August 2026, together with all notes, mortgages, deeds of trust, security instruments, guaranties, indemnities, cash management documents and other documents evidencing, governing or securing such Indebtedness, and all amendments, restatements, supplements, modifications, waivers, consents, deferrals, standstill agreements, forbearance agreements, extensions, renewals, replacements and other agreements or accommodations with respect thereto, whether entered into before, on or after the date hereof, in each case to the extent relating to such Indebtedness and the documents evidencing, governing or securing such Indebtedness. 3. All Indebtedness under that certain Amended and Restated Loan Agreement, dated as of April 15, 2022, among SUN VALLEY PEORIA, LLC, as Borrower, each of the Lenders from time to time party thereto, as Lenders, RBC REAL ESTATE CAPITAL CORP., as Agent, and RBC REAL ESTATE CAPITAL CORP., as Lead Arranger (as amended by that certain First Amendment to Loan Agreement and Other Loan Documents, dated as of July 22, 2022, that certain Second Amendment to Loan Agreement and Other Loan Documents, dated as of October 9, 2024, that certain Third Amendment to Loan Agreement and Other Loan Documents, dated as of December 4, 2024, that certain Fourth Amendment to Loan Agreement and Other Loan Documents, dated as of October 9, 2025, and that certain Fifth Amendment to Loan Agreement and Other Loan Documents, dated as of November 10, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time), in the maximum principal amount of $100,600,000.00 plus any PIK Interest, with an initial Stated Maturity Date of January 9, 2025 and two one-year Extension Options to January 9, 2026 and January 9, 2027, together with all Exhibit 10.1 notes, mortgages, deeds of trust, security instruments, guaranties, indemnities, cash management documents and other documents evidencing, governing or securing such Indebtedness, and all amendments, restatements, supplements, modifications, waivers, consents, deferrals, standstill agreements, forbearance agreements, extensions, renewals, replacements and other agreements or accommodations with respect thereto, whether entered into before, on or after the date hereof, in each case to the extent relating to such Indebtedness and the documents evidencing, governing or securing such Indebtedness. NAI-5017196419v3 Exhibit 10.1